UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 8, 2019

MILESTONE PHARMACEUTICALS INC.

(Exact name of registrant as specified in its charter)

Québec	001-38899	Not applicable
(state or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1111 Dr. Frederik-Philips Boulevard, Suite 420
Montréal, Québec CA	H4M 2X6
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (514) 336-0444

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	MIST	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b—2 of the Securities Exchange Act of 1934 (§ 240.12b—2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.02.     Departure of Directors or Certain Officers; Appointment of Certain Officers.

Departure of Officer

On October 8, 2019, Timothy L. Maness, the Chief Accounting Officer, principal financial officer and principal accounting officer of Milestone Pharmaceuticals Inc. (the “Company”) notified the Company of his decision to resign from the Company, including any positions held with the Company, effective October 31, 2019 (the “Effective Date”). Following the Effective Date, the Company will be eliminating the position of Chief Accounting Officer.

Appointment of Officer

On October 11, 2019, the Board of Directors of the Company appointed Amit Hasija, the current Chief Financial Officer and Executive Vice President of Corporate Development of the Company, as the principal financial officer and principal accounting officer of the Company, effective October11, 2019. Mr. Hasija does not have a family relationship with any director or executive officer of the Company or person nominated or chosen by the Company to become a director or executive officer, and there are no arrangements or understandings between Mr. Hasija and any other person pursuant to which Mr. Hasija was selected to serve as principal financial officer or principal accounting officer. There have been no transactions involving Mr. Hasija that would require disclosure under Item 404(a) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The information required by Items 401(b) and (e) of Regulation S-K under the Exchange Act with respect to Mr. Hasija and a description of the terms of Mr. Hasija’s employment agreement with the Company were included in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 10, 2019 and are incorporated herein by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MILESTONE PHARMACEUTICALS INC.

By:	/s/ Joseph Oliveto
Joseph Oliveto
Chief Executive Officer

Dated:  October 15, 2019

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